Vanguard Bond Funds

Supplement to the Prospectus for Investor Shares and AdmiralTM

Shares Dated February 10, 2012

Prospectus Text Changes

The first paragraph under the heading “Share Class Overview” in the More on the Funds section is replaced with the following:

This prospectus offers the Funds’ Investor Shares and Admiral Shares. A separate prospectus offers Institutional Shares of Vanguard Short-Term Investment-Grade Fund. Institutional Shares are generally for investors who invest a minimum of $5 million.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 28 052012